                                                                      Exhibit 21

                Subsidiaries of Hilb, Rogal and Hamilton Company


                                                                                        STATE/PROVINCE OF
         NAME OF SUBSIDIARY                                                               INCORPORATION
         ------------------                                                             -----------------
Aris/B&W Insurance Services, Inc. (4 locations)                                              California

Berwanger Overmyer Associates                                                                Ohio

Dulaney, Johnston & Priest, Inc. (4 locations)                                               Kansas

HRH Financial Institutions Group, Inc.                                                       Pennsylvania

HRH Insurance Services of the Coachella Valley, Inc. (2 locations)                           California

HRH Insurance Services of Central California, Inc. (3 locations)                             California

HRH Consulting Group, LLC                                                                    New York

HRH of Northern California Insurance Services, Inc. (6 locations)                            California

HRH Securities, Inc.                                                                         New York

HRH Security Services, Inc. (4 locations)                                                    Pennsylvania

Hilb, Rogal and Hamilton Company of Alabama, Inc. (4 locations)                              Alabama

Hilb, Rogal and Hamilton Company of Arizona (3 locations)                                    Arizona

Hilb, Rogal and Hamilton Company of Atlanta, Inc.                                            Georgia

Hilb, Rogal and Hamilton Company of Baltimore                                                Maryland

Hilb, Rogal and Hamilton Company of Connecticut, LLC (4 locations)                           Connecticut

Hilb, Rogal and Hamilton Company of Denver                                                   Colorado

Hilb, Rogal and Hamilton Company of the District of Columbia (2                              Delaware
  locations)

Hilb, Rogal and Hamilton Company of Gainesville, Florida, Inc.                               Florida

Hilb, Rogal and Hamilton Company of Gainesville, Georgia                                     Georgia

Hilb, Rogal and Hamilton Company of Grand Rapids                                             Michigan

Hilb, Rogal and Hamilton Company of Illinois (2 locations)                                   Illinois

                Subsidiaries of Hilb, Rogal and Hamilton Company

                                                                                        STATE/PROVINCE OF
         NAME OF SUBSIDIARY                                                               INCORPORATION
         ------------------                                                             -----------------
Hilb, Rogal and Hamilton Insurance Agency of Massachusetts,  LLC (2                          Virginia
  locations)

Hilb, Rogal and Hamilton Company of New York, LLC                                            New York

Hilb, Rogal and Hamilton Company of Northern New Jersey, LLC                                 New Jersey

Hilb, Rogal and Hamilton Company of Oklahoma                                                 Oklahoma

Hilb, Rogal and Hamilton Company of Oregon                                                   Oregon

Hilb, Rogal and Hamilton Company of Orlando                                                  Florida

Hilb, Rogal and Hamilton Company of Philadelphia, LLC                                        Pennsylvania

Hilb, Rogal and Hamilton Company of Pittsburgh, LLC                                          Pennsylvania

Hilb, Rogal and Hamilton Company of Port Huron                                               Michigan

Hilb, Rogal and Hamilton Company of Sarasota                                                 Florida

Hilb, Rogal and Hamilton Company of Savannah, Inc.                                           Georgia

Hilb, Rogal and Hamilton Services Company                                                    Virginia

Hilb, Rogal and Hamilton Company of South Florida                                            Florida

Hilb, Rogal and Hamilton Company of Southern New Jersey                                      New Jersey

Hilb, Rogal and Hamilton Company of Tampa Bay, Inc.                                          Florida

Hilb, Rogal and Hamilton Company of Texas (11 locations)                                     Texas

Hilb, Rogal and Hamilton Company of Upstate New York, LLC (2                                 Delaware
  locations)

Hilb, Rogal and Hamilton Company of Virginia (2 locations)                                   Virginia

Hilb, Rogal and Hamilton Insurance Services of San Diego, Inc.                               California

Hilb, Rogal and Hamilton Realty Company                                                      Delaware

Hilb, Rogal and Hamilton Investment Company                                                  Delaware

Hunt Insurance Group, Inc.                                                                   Florida

                Subsidiaries of Hilb, Rogal and Hamilton Company

                                                                                        STATE/PROVINCE OF
         NAME OF SUBSIDIARY                                                               INCORPORATION
         ------------------                                                             -----------------
ISU North American Insurance Agency (2 locations)                                            California

NIB/Lees Preston Ltd.                                                                        United Kingdom

Premium Funding Associates, Inc.                                                             Connecticut

Professional Practice Insurance Brokers, Inc. (3 locations)                                  California

The Dunlap Corporation (4 locations)                                                         Maine

The Managing Agency Group, Inc.                                                              Connecticut

Thomas M. Murphy & Associates, Inc.                                                          Connecticut


Each of the above subsidiaries is 100% owned by the registrant except for NIB/Lees Preston Ltd. which is owned 70% by the registrant.